Exhibit 10.1

GUARANTY RELATING TO SECURED TERM CREDIT AGREEMENT

GUARANTY (this “Guaranty”) dated as of December 7, 2015, made among the Guarantors listed on the signature pages hereto (each such subsidiary individually, a “Guarantor” and, collectively with any Person that becomes a “Guarantor” pursuant to Section 20, the “Guarantors”), CREDIT SUISSE AG, as Administrative Agent (in such capacity, the “Administrative Agent”) and MORGAN STANLEY SENIOR FUNDING, INC as Collateral Agent (in such capacity, the “Collateral Agent”), in each case, for the lenders (the “Lenders”) from time to time parties to the CREDIT AGREEMENT (the “Credit Agreement”) dated as of the date hereof, among NXP B.V. with its corporate seat in Eindhoven, the Netherlands (the “Company”), NXP FUNDING LLC (the “Co-Borrower”), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, MORGAN STANLEY SENIOR FUNDING, INC., BARCLAYS BANK PLC, DEUTSCHE BANK SECURITIES INC. AND MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as Joint Lead Arrangers (the “Joint Lead Arrangers”) and Joint Bookrunners (the “Joint Bookrunners”) and GOLDMAN SACHS LENDING PARTNERS LLC, CITIGROUP GLOBAL MARKETS LIMITED AND COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., LONDON BRANCH, as Co-Managers (the “Co-Managers”).

W I T N E S S E T H:

WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth therein and (b) one or more Lenders or Affiliates of Lenders may from time to time enter into Hedge Agreements with one or more of the Borrowers;

WHEREAS, the proceeds of Loans will be used by the Borrowers on the Closing Date towards: (1) paying the Cash Consideration in connection with the Acquisition; (2) prepaying the Existing Fast Credit Facility; (3) prepaying any amounts outstanding under the Existing Revolving Credit Facility, and (4) paying Transaction Expenses.

WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Loans; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loan to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Administrative Agent for the benefit of the Guaranteed Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers, the Joint Bookrunners and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrowers under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Hedge Agreements with the Borrowers, the Guarantors hereby agree with the Administrative Agent and the Collateral Agent, for the benefit of the Guaranteed Parties, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) As used herein, the term “Enforcement Event” means the occurrence of an Event of Default in respect of which notice of acceleration of the Obligations has been given by the Administrative Agent to the Borrowers or the Obligations have otherwise become due and payable prior to the scheduled maturity thereof.

(c) As used herein, the term “Obligations” means the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accruing after the commencement of any bankruptcy, insolvency, receivership or other similar proceeding (or interest that would accrue but for the operation of applicable bankruptcy or insolvency laws), regardless of whether allowed or allowable in such proceeding (for any obligation, “Post-Petition Interest”)) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (y) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred after the commencement of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any Borrower or any other Credit Party to any of the Guaranteed Parties under the Credit Agreement or any other Credit Document, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of any Borrower under or pursuant to the Credit Agreement or any other Credit Document, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit Party under or pursuant to this Guaranty or any other Credit Document, (iv) the due and punctual payment and performance of all obligations of each Credit Party under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedge Agreement is entered into and (v) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or its Affiliates arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds.

(d) As used herein, the term “Guaranteed Parties” means (i) the Lenders, (ii) the Administrative Agent, (iii) the Collateral Agent, (iv) each counterparty to a Hedge Agreement the obligations under which constitute Obligations, (v) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and (vi) any successors, indorsees, transferees and assigns of each of the foregoing.

(e) References to “Lenders” in this Guaranty shall be deemed to include Affiliates of Lenders that may from time to time enter into Hedge Agreements with the Borrower.

(f) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section references are to Sections of this Guaranty unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the words “property” and “assets” shall be construed to refer to any and all tangible and intangible properties and assets.

(g) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms, any reference herein to any Person shall be construed so as to include such Person’s successors and permitted assigns, and any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or modified in accordance with the terms thereof and, to the extent applicable, the terms of the Credit Agreement.

2. Guaranty.

(a) Subject to the provisions of Section 8, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, as agent for the benefit of the Guaranteed Parties, the punctual and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of each Obligation. If a Borrower fails to pay or perform any Obligation when due, each Guarantor agrees that it will forthwith on demand pay or perform the relevant Obligation at the place and in the manner specified in the relevant Credit Document.

(b) Each Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Administrative Agent or any other Guaranteed Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guaranty.

(c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of the Administrative Agent or any other Guaranteed Party hereunder.

(d) No payment or payments made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Guaranteed Party from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations under the Credit Documents are paid and performed in full, the Commitments are terminated.

(e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any other Guaranteed Party on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guaranty for such purpose.

(f) If acceleration of the time for payment of any Obligation by a Borrower is stayed by reason of the insolvency or receivership of such Borrower or otherwise, all Obligations otherwise subject to acceleration under the terms of any Credit Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.

3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Guaranteed Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Guaranteed Parties for the full amount guaranteed by such Guarantor hereunder.

4. Right of Set-off. In addition to any rights and remedies of the Administrative Agent and the other Guaranteed Parties provided by law, each Guarantor hereby irrevocably authorizes each Guaranteed Party, to the maximum extent permitted by applicable law, at any time and from time to time following the occurrence of an Enforcement Event without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount (whether or not such Guaranteed Party shall have made any demand hereunder) any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor. Each Guaranteed Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Guaranteed Party, provided that the failure to give such notice shall not affect the validity of such set-off or appropriation and application.

5. Deferral of Subrogation and Contribution. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Administrative Agent or any other Guaranteed Party, no Guarantor shall be entitled to exercise any rights of subrogation with respect to any of the rights of the Administrative Agent or any other Guaranteed Party against a Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from a Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, in each case until all of the Obligations are paid and performed in full, the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid and performed in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Guaranteed Parties or, in the event that a trust is not recognized by the Law applicable to such Guarantor, as agent for and on behalf of the Administrative Agent and the other Guaranteed Parties, segregated from other funds of such Guarantor, and such amount shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Administrative Agent may determine; provided that nothing herein shall be effective to create a charge or other Lien over any such amount held by such Guarantor, whether or not requiring registration under any applicable Law.

6. Amendments, etc., with Respect to the Obligations; Waiver of Rights. Subject to Section 8, the obligations of each Guarantor under this Guaranty shall be unconditional and absolute, and without limiting the foregoing, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any other Guaranteed Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, settled, waived, surrendered or released by the Administrative Agent or any other Guaranteed Party or by operation of law, (c) the Credit Agreement, the other Credit Documents and any other documents executed and delivered in connection therewith and the Hedge Agreements and any other documents executed and delivered in connection therewith and any documents entered into with the Administrative Agent or any of its Affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds may be amended, modified, supplemented, extended or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement or documents entered into with the Administrative Agent or any of its Affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, the party thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Guaranteed Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it (or on its behalf) as security for the Obligations or for this Guaranty or any property or assets subject thereto. When making any demand hereunder against any Guarantor, the Administrative Agent or any other Guaranteed Party may, but shall be under no obligation to, make a similar demand on the relevant Borrower or any other Guarantor or guarantor (and notwithstanding any provisions of applicable law to the contrary each Guarantor irrevocably waives any right it may have of requiring the Administrative Agent or any Guaranteed Party (or any person on its behalf) to proceed against or enforce any other rights or security or claim payment from a Borrower, any other Guarantor or any other Person before making a demand against such Guarantor under the terms of this Guaranty), and any failure by the Administrative Agent or any other Guaranteed Party to make any such demand or to enforce such security or to collect any payments from any

Borrower or any Guarantor or guarantor or any release of a Borrower or any Guarantor or guarantor shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any other Guaranteed Party against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

7. Guaranty Absolute and Unconditional. Subject to Section 8, the obligations of each Guarantor under this Guaranty shall be unconditional and absolute, and without limiting the foregoing, each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Administrative Agent or any other Guaranteed Party upon this Guaranty or acceptance of this Guaranty, the Obligations or any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guaranty; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the other Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment and performance, to the maximum extent permitted by applicable law, and shall not be released, discharged or otherwise altered by (a) the invalidity, irregularity, non-perfection or unenforceability of the Credit Agreement, any other Credit Document or any Hedge Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Guaranteed Party, (b) any defense, set-off or counterclaim (other than that the Obligations have been paid and performed in full) that may at any time be available to or be asserted by a Borrower or any other Guarantor against the Administrative Agent or any other Guaranteed Party whether in connection with the Credit Documents or any unrelated transactions, (c) any release, impairment, non perfection or invalidity of any direct or indirect security for any obligation of a Borrower, any other Guarantor or any other Person, (d) any change in the corporate existence, structure or ownership of a Borrower, any other Guarantor or any other Person or any of their respective Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Borrower, any other Guarantor or any other Person or any of their properties or assets or any resulting release or discharge of any obligation of a Borrower, any other Guarantor or any other Person under any Credit Document, (e) any provision of applicable law or regulation purporting to prohibit the payment of any Obligation by a Borrower, any other Guarantor or any other Person, or (f) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for any of the Obligations, or of such Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any other Guaranteed Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Guaranteed

Party to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the other Guaranteed Parties against such Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties, and their respective successors, indorsees, transferees and assigns, until all the Obligations under the Credit Documents shall have been satisfied by payment and performance in full, the Commitments shall be terminated), notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations. A Guarantor shall automatically be released from its obligations hereunder upon (i) a sale or other disposition (including by way of consolidation or merger) of such Guarantor or the sale or disposition of all or substantially all the assets of such Guarantor (other than, in either case, to the Company or a Restricted Subsidiary), in each case, as permitted by the Credit Agreement, (ii) the designation in accordance with the Credit Agreement of the Guarantor as an Unrestricted Subsidiary or (iii) to the extent that such Guarantor is not an Immaterial Subsidiary due to operation of clause (a) of the definition of “Immaterial Subsidiary”, upon the release of the guarantee referred to in such clause. In addition to any release permitted by the preceding sentence, the Administrative Agent may release any Guarantor with the prior written consent of the Required Lenders; provided that any release of all or substantially all the Guarantors shall require the consent of all the Lenders. In connection with any such release, the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to the preceding sentence of this Section 7 shall be without recourse to or warranty by the Administrative Agent.

8. Reinstatement and Limitations.

(a) This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, a Borrower or any Guarantor or any part of its property or assets, or otherwise, all as though such payments had been due but not made at such time.

(b) In the case of any Person that becomes a Guarantor pursuant to Section 20, such Guarantor’s maximum liability shall in no event exceed the amount specified in the applicable Supplement hereto.

(c) A guarantee given by a Guarantor incorporated in the Netherlands shall not be valid and the right to enforce such guarantee shall be excluded to the extent that such guarantee constitutes unlawful financial assistance under applicable laws.

(d) Any limitation applicable to a Guarantor set forth in this Section 8 will not limit or otherwise affect the liability or obligations of any other Guarantor hereunder.

9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent in the currency in which the relevant Obligation is due without set-off, counterclaim, deduction or withholding at the Administrative Agent’s Office. The provisions of Section 5.4 of the Credit Agreement apply mutatis mutandis to this Guaranty and all payments made hereunder as though set out in full in this Guaranty.

10. Representations and Warranties; Covenants. Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as they relate to such Guarantor or in the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and the Administrative Agent and each other Guaranteed Party shall be entitled to rely on each of them as if they were fully set forth herein.

11. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guaranty with respect to any action taken or not taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall be exclusively governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Guaranteed Parties with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

12. Joint and Several Obligations. The Borrowers’ obligations under the Credit Agreement are joint and several.

13. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.3 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it in care of the Company at the Company’s address set forth in Section 13.3 of the Credit Agreement.

14. Counterparts. This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guaranty signed by all the parties shall be lodged with the Administrative Agent and the Company.

15. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

16. Integration. This Guaranty represents the agreement of each Guarantor and the Administrative Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Borrower, the Administrative Agent or any other Guaranteed Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

17. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Guarantor and the Administrative Agent in accordance with Section 13.2 of the Credit Agreement.

(b) Neither the Administrative Agent nor any other Guaranteed Party shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or any Guaranteed Party would otherwise have on any future occasion.

(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

18. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

19. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns. If all or any part of the Administrative Agent’s or any other Guaranteed Party’s interest in any Obligation is assigned or otherwise transferred in accordance with the Credit Agreement, the transferor’s rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. No Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent other than as permitted under the Credit Agreement.

20. Additional Guarantors. Each Subsidiary of the Company that is required to become a party to this Guaranty pursuant to Section 9.11 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guaranty upon execution and delivery by such Subsidiary of a Supplement in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

21. Effectiveness.

This Guaranty shall take effect on the Closing Date.

22. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

23. Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) appoints the Co-Borrower (the “Process Agent”) as its agent to receive on behalf of such Guarantor and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent or any Guaranteed Party in any such action or proceeding in any aforementioned court in respect of any action or proceeding arising out of or relating to this Guaranty. Such service may be made by delivering a copy of such process to such Guarantor by courier and by certified mail (return receipt requested), fees and postage prepaid, both (i) in care of the Process Agent at the Process Agent’s address and (ii) at the Company’s address specified pursuant to Section 12, and each Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf;

(d) agrees that nothing herein shall affect the right of the Administrative Agent or any other Guaranteed Party to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent or any other Guaranteed Party to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages.

24. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GUARANTORS:

NXP B.V.

By:	/s/ Jean Schreurs
	Name:	Jean Schreurs
	Title:	Authorized Attorney

[Signature page – Term Loan Guaranty]

NXP FUNDING LLC

By:	/s/ Jean Schreurs
	Name:	Jean Schreurs
	Title:	Authorized Attorney

[Signature page – Term Loan Guaranty]

NXP SEMICONDUCTORS NETHERLANDS B.V.

By:	/s/ Jean Schreurs
	Name:	Jean Schreurs
	Title:	Authorized Attorney

[Signature page – Term Loan Guaranty]

NXP SEMICONDUCTORS TAIWAN LTD.

By:	/s/ Jean Schreurs
	Name:	Jean Schreurs
	Title:	Authorized Attorney

[Signature page – Term Loan Guaranty]

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ Jean Schreurs
	Name:	Jean Schreurs
	Title:	Authorized Attorney

[Signature page – Term Loan Guaranty]

FREESCALE SEMICONDUCTOR HOLDINGS V, INC.

By:	/s/ Jean Schreurs
	Name:	Jean Schreurs
	Title:	Authorized Attorney

[Signature page – Term Loan Guaranty]

CREDIT SUISSE AG
as Administrative Agent

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Authorized Signatory

By:	/s/ Andrew Maletta
	Name:	Dr. Andrew Maletta
	Title:	Authorized Signatory

[Signature page – Term Loan Guaranty]

MORGAN STANLEY SENIOR FUNDING, INC.
as Collateral Agent

By:	/s/ Reagan Phillipp
	Name:	Reagan Phillipp
	Title:	Authorized Signatory

[Signature page – Term Loan Guaranty]

EXECUTION VERSION

ANNEX A

SUPPLEMENT NO. [    ] dated as of [            ], [        ] to the GUARANTY (the “Guaranty”) dated as of [●], NXP B.V. (the “Company”), each of the Guarantors referred to therein, Credit Suisse AG, as Administrative Agent (in such capacity, the “Administrative Agent”) and MORGAN STANLEY SENIOR FUNDING, INC. as Collateral Agent (in such capacity, the “Collateral Agent”), in each case, for the lenders (the “Lenders”) from time to time parties to the Credit Agreement referred to below.

A. Reference is made to the Credit Agreement dated as of [●], among NXP B.V. (the “Company), NXP Funding LLC (the “Co-Borrower”), the Lenders, the Joint Lead Arrangers, the Joint Bookrunners, the Administrative Agent and the Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

C. The Guarantors have entered into the Guaranty in order to induce the Administrative Agent, the Joint Lead Arrangers, the Joint Bookrunners, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loan to the Borrowers under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Hedge Agreements with any of the Borrowers. Section 9.11 of the Credit Agreement and Section 20 of the Guaranty provide that additional Subsidiaries of the Company may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty as consideration for Loans previously made.

Accordingly, the Administrative Agent, the Collateral Agent and each New Guarantor agrees as follows:

SECTION 1. In accordance with Section 20 of the Guaranty, on and from the date of this Supplement (the “Effective Date”) each New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of, and assumes all of the liabilities and obligations under, the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. On and from the Effective Date each reference to a Guarantor in the Guaranty shall be deemed to include each New Guarantor. All of the provisions of the Guaranty are hereby incorporated herein by reference. Each New Guarantor’s maximum liability under the Guaranty and the other Credit Documents shall [be as set forth in Section 8 of the Guaranty].1

[1]	Use if the Guarantor is an entity organized under the laws of a jurisdiction already referred to in Section 8(b) of the Guaranty. Otherwise, specify appropriate limitation here.

A-1

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Company and the Administrative Agent. If executed by more than one New Guarantor, this Supplement shall become effective as to each New Guarantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Administrative Agent.

SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.3 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Company at the Company’s address set forth in Section 13.3 of the Credit Agreement.

SECTION 8. Each New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

A-2

IN WITNESS WHEREOF, each New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

CREDIT SUISSE AG
as Administrative Agent

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.
as Collateral Agent

By:
Name:
Title: